SUPPLEMENT DATED MAY 1, 2021

TO

PROSPECTUS DATED MAY 1, 2003

INVESTRAC GOLD VARIABLE ANNUITY CONTRACT
ISSUED BY
AMERICAN NATIONAL INSURANCE COMPANY
THROUGH ITS
AMERICAN NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT

This supplement amends your prospectus.  Please read it carefully and keep it with your prospectus for future reference.

As American National Insurance Company will observe the Thanksgiving and Christmas holidays by being closed for business on Friday, November 26, 2021 and Thursday, December 23, 2021 and Friday, December 24, 2021, the sub-section entitled “Contract Transactions” on page 17 is amended to read as follows:

Surrenders, transfers, and loans requested by you and purchase payments (except for “Proper Lockbox Payments” as defined in the “Contract Application and Purchase Payments” section) made by you are processed only on Valuation Dates that American National Insurance Company is open for business.  American National Insurance Company is closed for business on Friday, November 26, 2021 and Thursday, December 23, 2021 and Friday, December 24, 2021, in observation of the Thanksgiving and Christmas holidays.  On Valuation Dates American National Insurance Company is closed for business, only automated transactions (i.e. monthly deductions, periodic charges, dollar cost averaging program, portfolio rebalancing program, systematic withdrawal program) and “Proper Lockbox Payments” as defined in the “Contract Application and Purchase Payments” section are processed.  All other transactions will be processed on the next Valuation Date that we are open for business.

On page 21, the paragraphs discussing “American National Insurance Company” have been amended to read:

American National Insurance Company

The Company is a stock life insurance company chartered in 1905 in the State of Texas. We write individual and group life, accident and health insurance and annuities. Our Home Office is located in the American National Insurance Company Building, One Moody Plaza, Galveston, Texas 77550-7947. The Company is wholly owned by American National Group, Inc., a publicly traded company.  The Libbie Shearn Moody Trust owns approximately 37.0% of the outstanding stock of American National Group, Inc. The Moody Foundation, which has a 79% contingent remainder interest in the Libbie Shearn Moody Trust, owns approximately 22.75% of the outstanding stock of American National Group, Inc.
We are regulated by the Texas Department of Insurance and are subject to the insurance laws and regulations of other states where we operate. Each year, we file a National Association of Insurance Commissioners annual statement blank with the Texas Department of Insurance. Such annual statement blank covers our operations and reports on our financial condition and the Separate Account’s financial condition as of December 31 of the preceding year. Periodically, the Texas Department of Insurance examines and certifies the adequacy of the Separate Account’s and our liabilities and reserves.

Obligations under the Contract are our obligations.